AFL-CIO HOUSING INVESTMENT TRUST

Highlights – 4th Quarter 2012

For the 20th consecutive calendar year, the AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), on a gross basis in 2012. The HIT also outperformed the Barclays Aggregate on a net basis for the 13th year during that period. For the periods ended December 31, 2012, the HIT’s gross returns exceeded the Barclays Aggregate for the 1-, 3-, 5-, and 10-year periods by 49, 36, 46, and 42 basis points, respectively.  On a net basis, the HIT outperformed the benchmark for the 1- and 5-year periods by 5 and 1 basis points, respectively, as shown below.

Performance for periods ended December 31, 2012
(Returns for periods exceeding one year are annualized)

	Quarter	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	0.21%	4.71%	6.55%	6.41%	5.60%
HIT Total Net Rate of Return	0.11%	4.27%	6.09%	5.96%	5.17%
Barclays Capital Aggregate Bond Index	0.21%	4.22%	6.19%	5.95%	5.18%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Despite some indications of improving economic conditions in the U.S., Treasury rates remained historically low as a result of the Federal Reserve’s policies, elevated unemployment in the U.S., uncertainty and weak growth in the Eurozone, and slower growth in China.  With its expertise in housing finance and specialization in government-insured multifamily MBS, the HIT has continued to serve its investors well by generating higher real income than the benchmark while taking less credit risk.

Positive contributions to the HIT’s performance in the fourth quarter relative to the Barclays Aggregate included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
The portfolio’s underweight to agency single family MBS (RMBS), as this was the worst performing major sector in the index with excess returns of -23 basis points (bps).  At the end of December, the portfolio held 25.9% in RMBS compared to 29.6% in the Barclays Aggregate.

●	The HIT’s underweight to Treasuries, the second worst performing major sector in the Barclays Aggregate. As of December 31, 2012, the portfolio held 8.7% compared to 36.4% in the index.

Negative contributions to the HIT’s performance included:

●
Mixed performance from the HIT’s agency multifamily mortgage-backed securities (MBS) as spreads to Treasuries tightened on most Fannie Mae multifamily DUS security structures, but widened for Ginnie Mae certificates. Spreads on Fannie Mae multifamily DUS 10/9.5s contracted by approximately 4 bps. Spreads on Ginnie Mae permanent and construction/permanent certificates widened by 24 and 25 bps, respectively. The portfolio’s sale of permanent loan certificates at significant gains mitigated spread widening on the remaining Ginnie Mae certificates.

●
Strong performance by corporate bonds, the best performing major sector in the Barclays Aggregate with excess returns to Treasuries of 121 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised 21.5% of the index as of December 31, 2012.

AFL-CIO HOUSING INVESTMENT TRUST                                                                             2012 Q4 Highlights

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate.  Those returns were -7, 40, 103, and 183 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Over 92% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee compared to 73% for the Barclays Aggregate.

The HIT enters 2013 well-positioned for continued investment success due to its strong liquidity and portfolio fundamentals, which should offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark, as well as its strong pipeline of prospective multifamily investments. The HIT’s focus on multifamily investments should provide opportunities for the HIT to continue to earn superior yield on government-guaranteed construction loans, and to produce the collateral benefits of putting union members to work, creating affordable housing, and strengthening local communities.

Fourth Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.09%	+0	5.43
Agencies	+0.22%	+22	3.89
Single family agency MBS (RMBS)	-0.20%	-23	3.18
Corporates	+1.06%	+121	7.18
Commercial MBS (CMBS)	+1.22%	+118	3.11
Asset-backed securities (ABS)	+0.22%	+19	3.12

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	9/30/12	12/31/2012	Change
3 Month	0.094%	0.043%	-0.051%
6 Month	0.129%	0.114%	-0.015%
1 Year	0.155%	0.140%	-0.015%
2 Year	0.232%	0.249%	0.016%
3 Year	0.307%	0.353%	0.045%
5 Year	0.626%	0.724%	0.098%
7 Year	1.050%	1.180%	0.130%
10 Year	1.634%	1.758%	0.124%
30 Year	2.824%	2.950%	0.127%

       Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind.

AFL-CIO HOUSING INVESTMENT TRUST                                                                             2012 Q4 Highlights

Portfolio Data as of December 31, 2012

Net Assets	$4,575,635,310
Portfolio Effective Duration	4.325 years
Portfolio Average Coupon	3.96%
Portfolio Current Yield	3.77%
Portfolio Yield to Worst	2.24%
Convexity	-0.018
Maturity	9.552 years
Average Price	107.75
Number of Holdings	861

Portfolio Percentage in Each of the Following Categories: 1

Multifamily MBS	63.52%
Agency Single-Family MBS	25.91%
U.S. Treasury	8.72%
AAA Private-Label CMBS	0.70%
Cash & Short-Term Securities	1.15%

Portfolio Percentage in Each of the Following Categories: 1

Agency Single-Family MBS	25.91%
CMBS – Agency Multifamily*	55.26%
Federal Agency Notes	0.00%
U.S. Treasury Notes/Bonds	8.72%
State Housing Bonds	7.57%
Construction & Permanent Mortgages	1.39%
Cash & Short-Term Securities	1.15%
 * Includes multifamily MBS (44.56%), AAA Private-Label CMBS (0.70%), and multifamily Construction MBS (10.00%).

Geographical Distribution of Long-Term Portfolio:2

West	6.61%
Midwest	12.35%
South	2.20%
East	25.77%
National Mortgage Pools	53.07%

1 Percentages weighted by unfunded construction-related security purchase commitments.
2 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO HOUSING INVESTMENT TRUST                                                                             2012 Q4 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 3

Cash	1.15%	5-5.99 years	2.61%
0-0.99 years	14.13%	6-6.99 years	3.61%
1-1.99 years	18.37%	7-7.99 years	6.58%
2-2.99 years	24.39%	8-8.99 years	4.03%
3-3.99 years	10.53%	9-9.99 years	2.88%
4-4.99 years	4.19%	Over 10 years	7.53%

Maturity Distribution (based on average life):

0 – 1 year	7.04%
1 – 2.99 years	31.62%
3 – 4.99 years	31.31%
5 – 6.99 years	5.91%
7 – 9.99 years	13.88%
10 – 19.99 years	4.45%
Greater than 20 years	5.79%

Quality Distribution: 3,4

U.S. Government or Agency	91.76%
AAA	0.71%
AA	3.69%
A	2.80%
Not Rated	1.04%

Bond Sector Distribution: 3,4

MBS	91.18%
Treasury	8.82%
Agency	0.00%

3 Percentages weighted by unfunded construction-related security purchase commitments.
4 Excludes cash and short-term equivalents.